UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 25, 2018 (October 19, 2018)
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MOLINA HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-31719	13-4204626
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
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200 Oceangate, Suite 100, Long Beach, California 90802
(Address of principal executive offices)
Registrant’s telephone number, including area code: (562) 435-3666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act.

☐

Item 1.01.    Entry into a Material Definitive Agreement.
On October 19, 2018, Molina Healthcare, Inc. (the “Company”), Molina Pathways, LLC (“Seller”), and Pyramid Health Holdings, LLC, an affiliate of Atar Capital, LLC (“Buyer”), entered into a Membership Interests Purchase Agreement (the “Purchase Agreement”). Pursuant to the terms of the Purchase Agreement and effective as of the same date thereof, Seller sold all of the outstanding membership interests in Pathways Health and Community Support LLC to Buyer for a nominal purchase price (the “Pathways Sale”).
The Purchase Agreement contains customary representations and warranties of Seller and Buyer. The Purchase Agreement also contains customary covenants and agreements of each of the Company, Seller and Buyer, including indemnification provisions under which the Company and Seller, jointly and severally, agree to indemnify Buyer for certain liabilities. The foregoing summary of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, a copy of which will be filed with the Securities and Exchange Commission as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2018.
Item 2.01.    Completion of Acquisition or Disposition of Assets.
The information set forth in Item 1.01 above is incorporated herein by reference in its entirety. In connection with the Pathways Sale, the Company is filing herewith certain unaudited pro forma condensed consolidated financial information, which is attached hereto as Exhibit 99.1.
Item 7.01.    Regulation FD Disclosure.
On October 22, 2018, the Company announced the closing of the Pathways Sale. The full text of the press release is included as Exhibit 99.2 to this report.
Note: The information furnished herewith pursuant to Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01.    Financial Statements and Exhibits.
(d)     Exhibits

Exhibit No.	Description
99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements
99.2	Press release issued by the Company on October 22, 2018, regarding the Pathways Sale

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.

Date:	October 25, 2018	By:	/s/ Jeff D. Barlow
Jeff D. Barlow
Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements
99.2	Press release issued by the Company on October 22, 2018 regarding the Pathways Sale